SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 21, 1996


                    LEHMAN HOME EQUITY LOAN TRUST 1994-1
            (Exact name of registrant as specified in its charter)



              New York                33-67542-08                   36-7070496

(State or Other Jurisdiction         (Commission                (I.R.S. Employer
of Incorporation)                     File Number)              Identification
No.)


c/o The First National Bank of Chicago,
Corporate Trust Services Division- 9th Floor
1 N. State Street, Chicago, IL                                   60670-0126
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (312) 407-1902

Item 5.       Other Events

              On behalf of Lehman Home Equity Loan Trust
              1994-1, a Trust created pursuant to the Pooling Agreement, dated February 23, 1994, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 21, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
              (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A Certificates, Due December 21, 2004.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date August 21, 1996.

                     Principal             Interest      Ending Balance

       Cede & Co.    $95,402,810.87        $805,075.09   $67,193,000.02


              B. No delinquency in payment under the Private Securities, or the Surety Bond has occurred.

              C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Surety Bond?   NO
                             Amount:

              E.     Are there any developments with respect to the Surety
                     Bond?   NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:      NONE

              H      Item 4: Submission of Matters to a Vote of Security
                     Holders: NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report dated August 21, 1996.


                          LEHMAN HOME EQUITY LOAN TRUST 1994-1
                      HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                     SERIES 1994-1


                                    CERTIFICATE HOLDERS' REPORT
Distribution Date:        21-Aug-96



         Beginning                      Total                        Ending
        Certificate     Principal      Interest       Total       Certificate
Class   Balance (a)    Distribution  Distribution  Distribution   Balance (a)

  A      162595810.89   95402810.87     805075.09   96207885.96     67193000.02
  S      162595810.89          0.00      14001.31      14001.31     67193000.02

  R      162595810.89          0.00          0.00          0.00     67193000.02
Total    162595810.89   95402810.87     819076.40   96221887.27     67193000.02

           AMOUNTS PER $1,000 UNIT

                                                      Ending
         Principal       Interest       Total      Certificate
Class  Distribution    Distribution  Distribution  Balance (a)

  A      457.62669924    3.86177150  461.48847074  322.31032326
  S  NA                  0.06716126    0.06716126  322.31032326

  R        0.00000000    0.00000000    0.00000000  322.31032326

         Original        Current         Next
       Pass-Through    Pass-Through  Pass-Through
Class  Interest Rate  Interest Rate Interest Rate

  A          3.850141%     5.750000%     5.687500%
  S          0.100000%     0.100000%     0.100000%

  R          0.000000%     0.000000%     0.000000%

SEC. 4.03 (i)                       Current Period  Remaining
INTEREST PAYMENTS                    Class Unpaid  Class Unpaid
                              Total    Interest      Interest
     Class                 Interest   Shortfall     Shortfall
     Class A            $805,075.09         $0.00         $0.00
     Class S             $14,001.31         $0.00         $0.00
     Class R                  $0.00         $0.00         $0.00
             Total      $819,076.40         $0.00         $0.00

SEC. 4.03 (ii)
PASS-THROUGH RATES
                                    PASS-THROUGH
                      Class                 RATES
                      Class A            5.750000%
                      Class S            0.100000%
                      Class R            0.000000%

                                    Accrual Period (Days)                    31
                                    Maximum Pass-Through Rate (1        5.85000%

SEC. 4.03 (iii)
PRINCIPAL DISTRIBUTIONS             Class A Principal            $95,402,810.87

SEC 4.03 (iv)
CERTIFICATE BALANCE                 Class A Balance              $67,193,000.02
                                    Class A Beginning Pool Facto      0.7799370
                                    Class A Ending Pool Factor        0.3223103
SEC 4.03 (v)
PRIVATE SECURITIES                  Principal Collections        $95,402,810.87
COLLECTIONS                         Interest Collections            $797,238.67

SEC 4.03 (vi)
POOL INFORMATION                    Pool Balance (2)             $67,193,000.00

SEC 4.03 (vii)
SHORTFALL ACCOUNT                   Current Period Withdrawal        $21,837.73

SEC 4.03 (viii)
CREDIT ENHANCEMENT DRAW AMOUNT
                                    Allocated to Interest                 $0.00
                                    Allocated to Principal                $0.00
                                     Total Credit Enhancement Dr          $0.00


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     LEHMAN HOME EQUITY LOAN TRUST 1994-1



                                    By

                                       Name:      Barbara Grosse
                                       Title:     Assistant Vice President

Dated:        August 30, 1996